Exhibit 99.1

Residential Capital Corporation Second Quarter 2006 Update August 2006

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from registration requirement thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview Second Quarter 2006 Update and Market Expectations 2 7 Risk Management 4 5 Liquidity and Funding Investor Communication 6 Asset Quality 3 Business Segments 8 Appendix Corporate Ownership and Structure 1

Corporate Ownership and Structure

Corporate Ownership

ResCap has begun combining operations of GMAC Residential and the Residential Capital Group into the U.S. Residential Finance Group (RFG) Established RFG leadership team Exploring opportunities to better utilize competitive advantages of each segment (all products - all channels) Corporate Structure

ResCap Credit Ratings

- **ResCap has obtained separate investment grade credit ratings[1] as an independent finance subsidiary of GMAC**
  - GMAC expects the completion of the GMAC sale to Cerberus led consortium will achieve rating de-linkage from GM
  - Anticipate ResCap ratings will be revisited subsequent to completion of transaction

	Short-Term	Long-Term	Outlook
Moody's	P-3	Baa3	Negative
S&P	A-3	BBB-	Developing
Fitch	F3	BBB-	Positive
DBRS	R-2 (Mid)	BBB	Developing

1) *Ratings shown are as of 8/17/2006*

Second Quarter 2006 Update

RESCAP

7

Second Quarter 2006 Update and Market Expectations

Financial Update ResCap performed well in the second quarter, increasing international and domestic loan production and the size of our servicing portfolio Three Months Ended Three Months Ended Three Months Ended Three Months Ended Six Months Ended Six Months Ended Six Months Ended Six Months Ended June 30 June 30 June 30 June 30 (Dollars in Millions) 2006 2005%^ 2006 2005%^ Total Net Revenue $1,574 $1,098 43% ^ $2,516 $2,226 13% ^ Net Income Including Equity Sale 548 300 83% ^ 750 622 21% ^ Net Income Minus Equity Sale 289 300 -4% ^ 491 622 -21% ^ Net Inc. Diversified Businesses1 339 92 268% ^ 435 153 184% ^ U.S. Loan Production 40,329 38,061 6% ^ 76,397 71,618 7% ^ International Loan Production 6,693 4,547 47% ^ 12,205 7,451 64% ^ Assets 124,552 98,325 27% ^ 124,552 98,325 27% ^ U.S. Servicing Portfolio $382,066 $324,063 18% ^ $382,066 $324,063 18% ^ 1) Consists of the Business Capital Group (BCG) and International Business Group (IBG)

Net Income Resiliency GMAC Residential Residential Capital Group Business Capital Group International Business Group 3/31/2006 350493 478368 93958 108963 CY03 CY04 CY05 2Q05 2Q06 Net Income 856.815 968.212 1020.626 300.426 548.148 ResCap's diverse portfolio of businesses sustains performance during challenging market conditions $ in Millions Net Income GMAC Residential Residential Capital Group Business Capital Group International Business Group 3/31/2006 57.8 142.3 40.5 40.2 Recurring Net Income for the Quarter Ended 6/30/061 1) Figures do not include "Corporate and Other" and "Eliminations" $ CY03 CY04 CY05 2Q05 2Q06 Net Income 3726.509 3966.726 4235.26 1098.405 1573.832 Net Income and Revenue Resiliency Net Revenue Recurring Net Revenue for the Quarter Ended 6/30/061 Residential Capital Group Business Capital Group GMAC Residential International Business Group $259 $289 $415 Equity Sale Equity Sale $ $ in Millions

Asset Growth and Mix 12/31/03 12/31/04 12/31/05 6/30/05 6/30/06 Total Assets 78.559 94.349 118.8851 98.3253 124.5525 Consistent diversification in asset growth Total Assets for the Period Ended Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 12/31/2003 2189389 5093576 15020270 55620794 10536742 3246327 6618213 Assets as of 6/30/05 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 12/31/2003 1885504 4244895 20438913 71391876 14069392 5093603 7264493 Assets as of 6/30/06 Mortgage Servicing Rights Mortgage Loans - HFI Lending Receivables Mortgage Loans - HFS Other Investment Securities Cash $ in Billions $

U.S. Housing and Mortgage Market Near-Term Expectations The Fed has paused - but additional rate tightening may occur if core inflation rises or economic growth remains above trend One-to-four family first-lien mortgage originations are expected to contract 18% from 2005 volume to $2.4 trillion in 2006 Housing market solid during the first two quarters of 2006, however still edging downward with combined new and existing home sales in 2006 predicted to be down 8 to 10% from 2005 Anticipate that margins will be tighter for loan production and increasing pressure on net interest margin, while servicing asset returns may improve Believe mortgage finance industry will make adjustments to manage capacity and expense levels to accommodate slowing market

International Markets Near-Term Expectations United Kingdom Anticipate mortgage market decline of 5% to $468 billion in gross advances for the remainder of 2006 and then remains flat after 2006 Germany Anticipate moderate GDP growth of 1.3% in 2006 Netherlands Mortgage market anticipated to remain fairly flat in the coming year Spain Housing market has experienced a recent growth period - average house prices more than doubling in the past five years Latin America Experienced sizable growth in housing market that is driving mortgage originations Australia Lower personal tax rates enacted which is expected to increase national disposable income and home affordability

Business Segments

Segment-U.S. Residential Finance Group (GMAC Residential and Residential Capital Group)

GMAC Residential Predominantly a prime lender - 99% of production for the quarter ended 6/30/06 was prime and government originations Focus is on direct-to-consumer origination of loans 292 retail offices with 1,527 loan officers as of 6/30/06 4 call centers with production staff of 767 as of 6/30/06 Our well recognized brands include GMAC Mortgage and ditech.com(r) Highly rated and extremely efficient servicing operation For quarter ended 6/30/06: 21% of ResCap recurring net income and 21% of ResCap assets (in Millions) 2003 2004 2005 2Q05 2Q06 Total Net Revenue $1,457 $1,273 $1,486 $376 $350 Net Income $360 $281 $307 $93 $58 Total Assets $13,880 $15,325 $23,058 $19,421 $26,293

Residential Capital Group Predominantly a non-conforming mortgage producer - full product spectrum which includes prime, nonprime, and prime second-lien Focus is on origination through correspondents and mortgage brokers Relationships with 7,120 brokers as of 6/30/06 592 correspondent lenders as of 6/30/06 Consistent top-10 issuer of private label MBS over the past two decades History of product innovation-company started the first mortgage conduit in 1982 For quarter ended 6/30/06: 51% of ResCap recurring net income and 64% of ResCap assets (in Millions) 2003 2004 2005 2Q05 2Q06 Total Net Revenue $1,531 $1,636 $1,456 $356 $478 Net Income $459 $489 $396 $97 $142 Total Assets $55,207 $66,856 $77,225 $64,654 $80,208

Servicing YTD as of 6/30/06 U.S. Loan Production and Servicing Market Share Company Volume ($B) Market Share (%) Countrywide $1,196.7 12.3% Wells Fargo 1,116.6 11.5 WaMu 756.6 7.8 Chase Home Fin. 639.6 6.6 CitiMortgage 480.6 4.9 ResCap* 424.1 4.4 Bank of America 391.27 4.0 ABN AMRO 219.6 2.3 National City 169.6 1.7 PHH 159.3 1.6 Total Top 10 5,553.9 57.0% Total Industry $9,745.0 Source: Inside Mortgage Finance - August 4, 2006 * Includes loans for which we acted as subservicer Source: Inside Mortgage Finance - August 4, 2006 * Includes loans for which we acted as subservicer Source: Inside Mortgage Finance - August 4, 2006 * Includes loans for which we acted as subservicer Company Volume ($B) Market Share (%) Countrywide $220.0 14.6% Wells Fargo 206.6 13.7 WaMu 105.3 7.0 Chase Home Fin. 92.1 6.1 Citi Mortgage 84.1 5.6 Bank of America 80.8 5.4 ResCap* 75.9 5.0 IndyMac 40.0 2.7 Wachovia Corp. 30.4 2.0 New Century Fin. 29.6 2.0 Total Top 10 964.9 64.1% Total Industry $1,505.0 Source: Inside Mortgage Finance - July 28, 2006 * ResCap loan production data does not include seasoned loan production Source: Inside Mortgage Finance - July 28, 2006 * ResCap loan production data does not include seasoned loan production Source: Inside Mortgage Finance - July 28, 2006 * ResCap loan production data does not include seasoned loan production We continue to maintain our strong market position in the U.S. mortgage market Loan Production YTD as of 6/30/06

12/31/03 12/31/04 12/31/05 6/30/05 6/30/06 Servicing Volume 270 304 393 345.4 424.11 Market Share 0.042 0.042 0.043 0.041 0.0435 Increased U.S. Market Share CY03 CY04 CY05 2Q05 2Q06 ResCap 171 133 155.8 36.28 40.2 Market Share 0.048 0.0492 0.05 0.0459 0.05 We have successfully increased our U.S. market share Source: "Inside Mortgage Finance" July 28, 2006 Note: ResCap loan production data does not include seasoned loan production ResCap U.S. Mortgage Originations ResCap U.S. Mortgage Servicing Source: "Inside Mortgage Finance" August 4, 2006 Note: Includes loans for which ResCap acted as subservicer. $ $

U.S. Mortgage Loan Production 12/31/03 12/31/04 12/31/05 6/30/05 6/30/06 Prime Conforming 89.259 45.593 50.047 10.512 11.965 Prime Non-Conforming 38.093 43.473 55.811 14.998 14.638 Government 4.929 4.834 4.251 1.044 1.081 Nonprime 29.763 27.88 35.874 8.321 6.06 Prime Second-Lien 9.176 11.427 13.079 3.186 6.585 Diverse production sources and types promote the growth of ResCap's U.S. Mortgage Finance Group For quarter ended 6/30/06, 85% of ResCap U.S. production was prime and government mortgage loans 12/31/03 12/31/04 12/31/05 6/30/05 6/30/06 Retail Branches 28.881 18.012 19.097 5.206 4.237 Direct Lending 31.411 16.209 17.228 4.49 3.187 Mortgage Brokers 21.522 16.302 22.961 5.306 7.898 Correspondent 89.406 82.504 99.776 23.059 25.007 $171B $133B $159B $38B $40B $171B $133B $159B $38B $40B Production by Source Production by Type Year Ended Qrt Ended Year Ended Qrt Ended $ in Billions $ in Billions

U.S. Nontraditional Loan Production ResCap offers an assortment of products to meet unique customer needs A variety of quality control procedures and periodic audits are conducted to ensure compliance with underwriting standards Strict underwriting guidelines consider The borrower's capacity to repay the loan and credit history The unique risks which may come from these products 12/31/04 12/31/05 6/30/05 6/30/06 Interest-only 7.288784 32.706334 14.333002 22.387 Payment Option Adjsutable Rate 0.0059 5.0767 0.432725 8.423 High Loan to Value (+100%) 9.414557 6.6101 6.996803 3.7542 Below Market Initial Rate ("Teaser") 0.6381 0.5366 0.025677 0.1142 $17B U.S. Nontraditional Production1 $ in Billions Year Ended Six Months Ended $45B U.S. Nontraditional Loan Production 21 $22B $33B 1) ResCap began originating payment option adjustable rate mortgages in second quarter 2005. These loans are 100% prime. $

U.S. Servicing Portfolio U.S. loan servicing portfolio is comprised predominantly of prime quality mortgages 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $45.4 billion as of 6/30/2006 12/31/03 12/31/04 12/31/05 3/31/06 6/30/06 Prime Conforming 153.693 165.577 186.405 189.307 194.907 Prime Non-Conforming 43.951 55.585 76.98 83.103 89.415 Government 17.594 18.328 18.098 18.16 18.342 Prime Second-Lien 9.522 13.718 17.073 20.573 24.234 Nonprime 45.747 51.139 56.373 57.108 55.168 Three million customers with operational capacity to serve over ten million Creating a unique single servicing platform with ability to support both mortgage and non-mortgage loan products Continue to increase servicing efficiency and reduce operating costs Growing fee-based subservicing business Prime $271B $304B $355B $368B $382B Servicing Portfolio by Type1 $ in Billions $

Segment-Business Capital Group

Business Capital Group Specialty provider of capital in residential construction financing, mezzanine financing, model home finance, healthcare finance and resort finance Relationship-based model with construction borrowers who are among the largest U.S. real estate developers Business is built on strong underwriting, servicing and risk management capabilities For quarter ended 6/30/06: 14% of ResCap recurring net income and 5% of ResCap assets (in Millions) 2003 2004 2005 2Q05 2Q06 2Q061 Total Net Revenue $155 $312 $403 $90 $509 $94 Net Income $62 $148 $201 $43 $299 $41 Total Assets $3,045 $4,430 $5,546 $4,959 $6,250 $6,250 1) Excludes the sale of ResCap's equity interest in a regional homebuilder

12/31/03 12/31/2004 12/31/05 YTD 6/30/06 Residential Construction 1.28 1.97 2.55 2.73 Residential Equity 0.22 0.29 0.32 0.36 Model Home Finance 0.85 1.11 1.43 1.84 Health Capital 0.34 0.4 0.59 0.56 Resort Finance 0.36 0.67 0.68 0.76 Business Capital Diverse Assets The Business Capital Group grew assets to $6.3 billion during the second quarter of 2006 with consistent diversification $3.0 $5.5 Business Capital Group Assets $ in Billions $6.3 $4.4 $

12/31/03 12/31/2004 12/31/05 YTD 6/30/06 Residential Construction 86.4 188.1 226 92.742 Residential Equity 9 27.6 40.6 18.984 Model Home Finance 47.1 61.1 78.8 45.896 Health Capital 10.1 18.4 23.6 21.721 Resort Finance 1.9 16.7 33.8 16.28 Equity Sale 415 Revenue Growth and Diversification A strong focus on customer service has fueled exceptional revenue growth Second quarter Residential Construction revenue reflects the successful sale of the Business Capital Group's ownership interest in a large regional homebuilder $154 $403 Business Capital Group Net Revenue $ in Millions $611 $312 $ $415 Equity Sale

Segment-International Business Group

International Business Group Business model is to export domestic core competencies and operate with strong local partners First international expansion began in 1998 (Mexico and U.K.) Current operations in the U.K., The Netherlands, Germany, Canada, Mexico, and Australia Growing construction and warehouse lending groups as part of Mexican mortgage banking ResCap has largest international presence among our domestic competitors Top 10 originator in the U.K. - active in that market since 1998 Operate largest non-bank brokerage network in Canada Issued first mortgage-backed securities in Mexico in 2003 Issued Germany's first true sale securitization for German RMBS since 2000 For quarter ended 6/30/06: 14% of ResCap recurring net income and 8% of ResCap assets (in Millions) 2003 2004 2005 2Q05 2Q06 Total Net Revenue $176 $278 $383 $130 $109 Net Income $24 $51 $90 $49 $40 Total Assets $6,033 $8,134 $10,695 $8,192 $10,195

International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada U.K. C. E. Canada 2006 5.373 0.935 0.4 U.K. C.E. Mexico Canada 2003 8 1.2 0 0.176 International Loan Production of $8.0 Billion for the Year Ended 12/31/031 International Loan Production of $6.7 Billion for the Quarter Ended 6/30/061,2 International Business Diversification 57 1) Loan production in regions other than those provided represents less than one percent of total international production 2) Excludes commercial lending activities

Revenue by Country CY03 CY04 CY05 2Q05 2Q06 U.K. 131.06 205.4 271.9 100.3 83.7 Continental Europe 25.7 25.5 40.9 20.9 8.7 Mexico 11.3 21.2 32.1 6.9 9 Canada 6 25.7 37.4 1.9 7.6 $ in Millions ResCap is diversifying revenues across markets $174 $278 $382 IBG Revenue by Country $ $109 $130

Liquidity and Funding

ResCap Accomplishments Progress on dollar denominated funding programs1 Established a $3.5 billion bank revolver/term loan (July 2005) Renewed $875 million 364-day bank revolver through July 2007 Became an SEC registrant (September 2005) Filed $12 billion shelf registration, from which we have issued $7.2 billion Completed first subordinated debt offering for $1 billion (April 2006) Progress on non-dollar denominated funding programs Canada: CAD 410 million revolving credit facility (December 2005) and CAD 250 million private placement debt (May 2006) Mexico: Filed an MXN 8 billion dual bond program shelf from which we issued MXN 980 million (December 2005) Europe: Completed dual-tranche GBP 400 million and EUR 750 million (May 2006) ResCap has eliminated all affiliated borrowings ahead of schedule 1) All currencies in U.S. dollars, unless otherwise noted

Anticipated Future Funding Alternatives and Sources Seek to increase the variety of funding vehicles, which may include: The issuance of retail debt securities in 2006, subject to market conditions Commercial paper/money market instruments Domestic and international offerings Expansion of bank syndication facilities Additional secured funding alternatives

Jul-2005 Feb-2006 May-2006 International Borrowings from GMAC 1.8 1.8 1.047 Domestic Borrowings from GMAC 11.4 Subordinated debt 5 3.63 Repayment of GMAC International Debt Repayment of GMAC Subordinated Debt GMAC Term Loan Repayment of GMAC Senior Debt Equity No debt 6.4 8.523 13.2 Reduction in GMAC Borrowings Before Recapitalization & Bank Syndication1 After Bank Facilities and Inaugural Bond Offering 13.2 6.8 $ in Billions 1) Amounts as of 6/24/05 - Pro Forma International Borrowings from GMAC Domestic Borrowings from GMAC Subordinated debt 4.6 ResCap has demonstrated strong access to unsecured debt markets and has eliminated all GMAC borrowings Elimination of GMAC Borrowings After February Bond Offering 67 After Closing of May EUR/GBP Bond Offering

Improvement in Debt Capital Structure Replaced affiliated overnight borrowings globally with term debt structure Liquidity portfolio of over $1.4 billion and undrawn bank facilities of $1.75 billion as of 6/30/06 Committed secured capacity is $27.5 billion with $10.6 billion unused as of 6/30/06 Long-term unsecured debt went from 0% prior to recapitalization to 14% as of 6/30/06 1) Includes on-balance sheet financings and excludes off-balance sheet financings 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Unsecured Debt 1000 1250 750 2500 1500 1750 750 Subordinated Debt 1000 Bank Term Loan 1750 EUR Debt 955 GBP Debt 746 CAD Debt 221 MXN Debt 55 220 Canadian Bank Line 195 Borrowings1 as of 6/30/06 $105.7 Billion Unsecured Debt Maturity Profile as of 6/30/062 2007 2008 2010 2011 2015 2013 2009 2006 2012 ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 1987 21501 67946 14284 $

Funding Diversity Borrowings from Affiliate Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Securitizations Off-Balance Sheet Securitizations As of 6/30/06 - 13330.6 1750 6308.6 33039.8 57597.4 93320 Borrowings from Affiliate Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Securitizations Off-Balance Sheet Securitizations As of 6/30/05 8253.5 1269.3 - 2990.9 28148.9 46535.2 71497 Total Funding1 as of 6/30/05 $158.7 Billion Total Funding1 as of 6/30/06 $205.3 Billion Unsecured Borrowings Borrowing from Affiliate Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Financings Off-Balance Sheet Financings 1) Includes off-balance sheet financings ResCap's unsecured bond offerings and bank syndication have helped improve funding diversity Diversifying secured and unsecured funding is an ongoing activity

USA Europe Asia and Foreign Other 9340 3291 435.75 Unsecured Offerings - Investors Investment Manager Corporate Bank Hedge Fund Insurance Pension Fund Endowment Other 6962.625 86 997 2674 1861 531 More than 625 investors have participated in ResCap senior and subordinated unsecured programs as of 8/17/2006 Investor Diversification by Geography Investor Diversification by Type

U.K. C.E. Canada Mexico 6921.375053 1252.9 660.4 569.48601 Secured Unsecured 6812 2592 Funding Diversity-International ResCap continues to expand its global funding program to support its burgeoning international business Efforts are focused on continuing to diversify secured and unsecured funding 1) All affiliate debt paid off as of May 17, 2006 International Funding by Type International Funding by Country

Key Operating Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 12/31/2005 6/30/2006 Leverage 13.52 14.4291944 13.33 Leverage (Adjusted) 8.102823688 6.91338162 6.476 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Normalized for $2 billion equity infusion in May 2005 4) Equity infusion as of May 2005 13.5 8.1 13.3 6.6 14.4 6.9 12/31/2004 12/31/2005 3/31/2006 Tangible Equity 3911.47 7004.2 7940.067 MSR/Tangible Equity 0.86 0.57 0.642 Goodwill 454.28 459.77 464.194 ResCap Leverage ResCap Stockholder's Equity4 Leverage1 Leverage (Adjusted)2 $8,404 $4,366 $7,464 3 3 $

ResCap Bond Performance Since Initial Issue ResCap spreads have improved dramatically and more closely follow BBB finance spreads ResCap Bond Performance Since Initial Issue At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 8/17/2006 2 Yr: 3ML +67 bps 5 Yr: Tsy +146 bps 10 Yr: Tsy +159 bps 5 Yr BBB Index: 117 bps 10 Yr BBB Index: 133 bps 6/28/2005 6/29/2005 6/30/2005 7/1/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/11/2005 7/12/2005 7/13/2005 7/14/2005 7/15/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/25/2005 7/26/2005 7/27/2005 7/28/2005 7/29/2005 8/1/2005 8/2/2005 8/3/2005 8/4/2005 8/5/2005 8/8/2005 8/9/2005 8/10/2005 8/11/2005 8/12/2005 8/15/2005 8/16/2005 8/17/2005 8/18/2005 8/19/2005 8/22/2005 8/23/2005 8/24/2005 8/25/2005 8/26/2005 8/29/2005 8/30/2005 8/31/2005 9/1/2005 9/2/2005 9/6/2005 9/7/2005 9/8/2005 9/9/2005 9/12/2005 9/13/2005 9/14/2005 9/15/2005 9/16/2005 9/19/2005 9/20/2005 9/21/2005 9/22/2005 9/23/2005 9/26/2005 9/27/2005 9/28/2005 9/29/2005 9/30/2005 10/3/2005 10/4/2005 10/5/2005 10/6/2005 10/7/2005 10/11/2005 10/12/2005 10/13/2005 10/14/2005 10/17/2005 10/18/2005 10/19/2005 10/20/2005 10/21/2005 10/24/2005 10/25/2005 10/26/2005 10/27/2005 10/28/2005 10/31/2005 11/1/2005 11/2/2005 11/3/2005 11/4/2005 11/7/2005 11/8/2005 11/9/2005 11/10/2005 11/14/2005 11/15/2005 11/16/2005 11/17/2005 ResCap 5 Yr 251 252 248 247 243 245 255 247 233 232 231 227 229 227 231 231 227 223 220 210 200 190 189 194 200 202 203 208 212 207 199 199 197 199 204 203 200 196 193 193 193 187 188 190 196 199 203 205 198 202 200 200 198 196 193 193 193 197 196 196 198 197 197 194 188 183 188 191 184 187 188 188 182 185 187 188 158 153 150 150 138 143 143 152 155 157 154 153 148 145 145 143 143 145 155 162 165 165 175 ResCap 10 Yr 262 262 257 257 253 255 265 257 243 242 241 237 238 236 240 240 236 233 229 218 207 193 192 197 200 206 210 217 218 213 205 205 201 205 210 208 205 201 198 198 198 192 193 195 201 205 208 210 204 208 205 205 203 201 198 198 198 203 201 201 204 203 203 199 193 188 193 197 190 193 195 193 188 191 192 193 166 158 155 155 142 148 150 158 162 164 162 159 152 149 149 148 148 147 160 167 170 168 176 5 Yr BBB Finance 113.44 114.1 113.93 115.52 113.79 113.05 112 110.68 111.33 111.25 110.95 111.04 111.73 111.46 110.53 111.51 112.57 111.97 111.51 109.47 109.2 110.03 109.78 109.58 109.75 109.23 108.57 108.11 107.17 106.63 106.33 106.14 106.22 106.25 105.38 104.39 103.62 105.36 105.42 105.97 108.19 106.52 103.64 100.78 104.36 104.9 107.53 107.92 102.41 103.6 117.44 114.05 113.43 112.08 112.57 113.1 113.18 112.89 111.82 111.24 112.49 111.81 110.69 111.26 112.26 112.06 111.64 111.75 112.84 111.78 114.06 112.17 112.04 110.17 111.17 112.94 112.06 111.38 111.61 111.56 114.99 114.32 113.68 112.81 113.66 113.53 113.53 113.92 113.47 112.91 114.36 114.45 116.02 106.92 124.37 110.45 119.42 126.42 121.41 10 Yr BBB Finance 133.57 134.09 133.75 134.99 133.58 132.85 131.78 130.28 131.3 131.08 130.68 131.43 132.07 131.82 130.91 131.78 132.77 132.02 131.42 129.5 129.46 129.93 129.61 128.81 129.05 128.21 127.8 127.54 126.53 126.05 125.79 126.73 125.82 125.82 124.94 123.96 123.14 125.01 125.04 125.59 127.82 126.1 123.27 120.43 123.95 124.53 127.07 127.62 127.19 128.29 132.12 128.81 128.35 126.94 127.57 128.15 128.18 127.86 126.77 126.21 127.56 126.74 125.68 126.19 127.25 127.1 126.56 126.73 127.84 126.76 129.03 126.1 127.77 125.82 127 128.87 128.06 127.36 127.56 127.6 130.89 130.16 129.6 128.73 129.63 129.42 129.45 129.82 129.39 128.88 130.46 130.55 132.2 123.5 140.78 128.37 137.18 136.08 138.08 bps ResCap Bond Performance Since Initial Issue 79

Risk Management

Strong Risk Management Culture Personnel Processes Extensive External Oversight Key Initiatives Risk management staff with extensive industry experience and low turnover Over 450 experienced personnel in risk management functions (credit, market, operational compliance) Risk management oversight by ResCap Risk Committee and owned by the business Position review performed on a daily basis Strong governance around processes and systems Assessment of risks based on Value at Risk (VaR), and complex scenario analysis Credit loss performance database and sophisticated credit quality and prepayment speed projection models External auditors different from GMAC's GMAC Bank is regulated by the Office of Thrift Supervision Numerous state regulatory reviews Extensive surveillance of MBS and ABS transactions by rating agencies and investment community Servicing platforms have top tier ratings from rating agencies Standardization of risk-adjusted return model across ResCap segments to create a uniform process for efficient capital deployment Integration of industry standard Asset/Liability financial models Strong risk management focused on the right people and processes

Risk Management Risk management policies require the following: Valuation and sensitivities of all positions are provided and/or reviewed by independent internal parties Model assumptions changes are documented and approved Illiquid assets utilize benchmark pricing and survey comparisons of key assumptions The use of derivative and non-derivative hedge instruments only to mitigate risk of a portfolio position Limit review and reporting (primary Market Value limits and secondary VaR limits) Limit escalation process

Market Rate Risk Management

Market rate risk management process:

- **Scenario Analysis - (MSRs, Residuals, HFI, other) are subject to the following:**
  - +/-200, +/-150, +/-100, +/-50, +/-25 bps
  - Spread Risk +/-
  - Rate Volatility Risk +/-
  - Curve Risk +/-
- **Value at Risk**
- **Horizon Analysis**
  - Inclusion of total ResCap expected earnings into the hedge profile
  - Captures ResCap's revenue sensitivity over 3, 6, 9, and 12 month horizons.
  - Results in a different hedge strategy as total portfolio of businesses are considered in determining the hedge ratios
  - Provides balanced approach, as interest rates decline, income from lending will more than make up for run-off in the servicing portfolio due to prepayments

Second Quarter 2006 Update
RESCAP
44

MSR and Residual Hedge Performance Proven effective hedge management process MSR and Residual Hedge Performance $ in Millions 1) Economic hedge gains (losses) 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Assets -127.8 -435.94 83.33 120.44 -338.15 532.41 -436.3 46.14 236.06 -395.42 333.98 100.7 338.28 268.54 Hedge 127.02 438.23 -234.44 -105.52 355.12 -547.19 465.01 -15.01 -162.44 460.44 -236.82 -115.65 -292.81 -252.63 Net -0.79 2.28 -151.11 14.92 16.97 -14.78 28.71 31.13 73.62 65.01 97.15 -14.95 45.47 15.91 1 $ $

Asset Quality

Asset Quality Update Domestic consumer held for investment portfolio ($68.6 billion1) Concentrated in nonprime products Highly diversified in terms of MSA and geographic concentration Demonstrated improving trends in FICO and LTVs No significant deterioration in credit from prior periods beyond what would be expected based on factors such as seasoning and direct impact of one time events such as Hurricane Katrina Credit risk on commercial lending portfolio remains solid ($14.3 billion1) International consumer held for investment portfolio ($3.8 billion1) Concentrated in the UK and Continental Europe with nonprime products Historical UK credit performance better than peers and industry index 1) Amounts as of 6/30/2006 and gross of allowance for loan losses

Strong Credit Performance GMAC Residential & Residential Capital Group Portfolio Management The nonprime portfolio has consistently had a high percentage of loans with FICO scores greater than 640 The nonprime portfolio is also regionally diversified with the highest two concentrations being in the East North Central and South Atlantic Regions Warehouse Lending Strong credit culture focusing on strong client relationships, robust controls and operational processes Recorded cumulative losses of approximately $30.8 million since 1997, while growing the portfolio to $9.2 billion in outstandings as of 6/30/2006 Business Capital Group Historical credit performance has been strong and in line with expectations International Business Group ResCap UK's credit performance of nonprime products superior relative to UK peers; also compares favorably to US prime products

Composition of Investment portfolio On-balance sheet securitizations continue to comprise a majority of the investment portfolio Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 1458162 6848268 7214150 796 56911997 Prime Conforming Prime non-conforming Prime second-lien Government Non-Prime 1413186 5984181 3317282 1115 45838628 Investment Portfolio for the Quarter Ended 6/30/06 $71.4 Billion1,2 Investment Portfolio for the Quarter Ended 6/30/05 $55.6 Billion1,2 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown is net of allowance for loan losses 2) Government loans comprised less than 1% of the portfolio and as of June 30, 2005 and 2006 were $1.1 million and $796 thousand respectively

Asset Quality of Investment Portfolio Credit quality in ResCap's held for investment portfolio continues to be sound, supported by low bankruptcy filings, low unemployment rates, and relatively stable real estate values Non-accrual Mortgage Loans as a percent of portfolio assets has remained fairly stable since 2004 with an average of 8.5%, and with second quarter 2006 improving slightly to 8.3% 12/31/2003 12/31/2004 12/31/2005 6/30/2006 Mortgage Loans Held for Investment 46.258 57.708 68.959 72.433373 Non-Accrual Mortgage Loans 2.068 4.6142 6.1871 5.9931 $48.3 B $62.3 B $75.1 B Seasoning Month 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 2001 0 0.0011 0.0009 0.0051 0.0109 0.017 0.0225 0.0279 0.0331 0.0376 0.0422 0.0463 0.05 0.0532 0.0567 0.0596 0.0624 0.0649 0.0666 0.0685 0.07 0.0706 0.0719 0.0724 0.0731 0.0733 0.0735 0.0733 0.073 0.0723 0.0719 0.0713 0.0704 0.0693 0.0683 0.0671 0.0661 0.0647 0.0635 0.0619 0.0605 0.0591 0.0574 0.056 0.0545 0.0527 0.0511 0.0496 0.0484 0.047 0.0456 0.0 443 0.0429 0.0414 2002 0 0.0002 0.0005 0.0039 0.0092 0.0139 0.0192 0.0241 0.029 0.0334 0.0374 0.0415 0.0457 0.0485 0.0513 0.0529 0.0546 0.0556 0.0563 0.0571 0.0576 0.0576 0.0576 0.0571 0.0566 0.0559 0.0551 0.0543 0.0529 0.0518 0.0505 0.049 0.0479 0.0469 0.0456 0.0443 0.0432 0.042 0.0409 0.0398 0.0386 0.0372 2003 0 0.0001 0.0006 0.003 0.0068 0.0108 0.0147 0.0185 0.0221 0.0254 0.0281 0.0304 0.0325 0.034 0.0356 0.0368 0.0376 0.0382 0.0385 0.0386 0.0384 0.0383 0.0383 0.038 0.0377 0.0373 0.037 0.0369 0.0363 0.0358 0.0346 0.0326 2004 0 0.0001 0.0002 0.0023 0.0062 0.0107 0.0151 0.0189 0.0222 0.025 0.0273 0.0296 0.0317 0.0335 0.0352 0.0366 0.0376 0.0381 0.0376 0.0358 0.0333 0.0298 2005 0 0.0002 0.0003 0.0036 0.0091 0.0151 0.0206 0.0247 0.0277 0.0286 0.0283 0.0272 Note: 60+ Delinquency (including foreclosure, REO and bankruptcy) as Percentage of Original Balance. Source: Credit Suisse Subprime Delinquency Chart Mortgage Loans Held For Investment 1 1) Gross mortgage loans held for Investment and includes PIA 2) Non-accrual mortgage loans only and does not include lending receivables $ Asset Quality of Investment Portfolio 50 $78.4B 2

Performance of U.S. Primary Servicing Portfolio Solid credit performance of our U.S. Primary Servicing portfolio 12/31/03 12/31/04 12/31/05 6/30/05 6/30/2006 30 Days Past Due 2.86 2.64 2.69 2.34 2.44 60 Days Past Due 0.8 0.68 0.76 0.6 0.64 90+ Days Past Due 0.78 0.78 0.95 0.6 0.89 Foreclosures 1.25 1.14 0.95 1.04 0.87 5.69% 5.23% 5.35% Servicing Portfolio Performance1,2,3 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans 2) Excludes loans for which we acted as subservicer 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date 4.84% 4.64% Performance of U.S. Primary Servicing Portfolio 101%

Investor Communication

Investor Communication

ResCap is committed to continuing to enhance our communication

- Website: www.rescapholdings.com
- Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)
- Bloomberg ticker: RESCAP <CORP> Go
- Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428
- ResCap is a SEC registrant
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- Wall Street research analysts and industry publications have initiated public coverage of ResCap including:
  - Bank of America – John Guarnera
  - Barclays Capital – Mark Girolamo
  - Creditsights – David Hendler
  - Gimme Credit – Kathleen Bochman
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna
- Hosted first ResCap investor/analyst conference in December 2005

Second Quarter 2006 Update

RESCAP

53

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors.

Appendix

A track record of consistent commitment, execution and diversified product offerings in the global securitization markets Securitization Activity 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Q206 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.47 8.98 3.66 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 12.88 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 0.88 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 0.65 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1.08 1.34 3.76 13.07 12.22 13.37 6.12 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.65 5.93 6.3 6.23 11.5 14.3 10.09 13.54 7.51 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 0.68 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.17 2.19 1.88 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 4.15 2.09 1.14 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 3.36 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 1.43 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 0.62 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.41 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.05 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 129.32 153.1 186.9 229.31 291.83 347.44 417.4 458.65 Issuance by Year ($ in Billions) Cumulative Issuance ($ in Billions) ResCap Issuance1,2,3 As of June 30, 2006 NCA Subprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada

Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales U.S. Securitization Programs GMAC Residential As of June 30, 2006 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Year of First Issue Product Prime 1999 Prime 2005 Prime 2000 Prime GMACM J & AR GMACM AF & AA GMACM HLTV GMACM HE Issuer YTD Issuance (in Millions) $1,431 $0 $230 Prime 2001 GMACM GH $0 $1,908 2000 Non- Conforming Jumbo A Alt-A High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Scratch & Dent Cumulative Issuance (in Billions) $20.5 $0.8 $2.2 $0.9 $19.3

As of June 30, 2006 U.S. Securitization Programs Residential Capital Group/GMAC-RFC Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Year of First Issue Product Prime 1986 Prime 1995 Prime 2000 Non-Prime 2000 Non-Prime 1995 Prime 1997 Prime RFMSI S & SA RALI QS, QA & QO RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RFMSII HI RFMSII HS & HSA Issuer YTD Issuance (in Millions) $2,232 $12,879 $875 $6,115 $7,505 $454 Prime to Non-Prime 2004 RAAC SP $650 $1,114 1996 Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Subprime High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Seasoned Portfolio Loans Cumulative Issuance (in Billions) $135.6 $74.0 $10.2 $50.9 $82.0 $11.4 $2.9 $11.4 Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales

As of June 30, 2006 International 1st Lien Programs International Securitization Programs International Business Group/GMAC-RFC Year of First Issue Product Prime to Non-Prime 1998 Prime 2004 Non-Prime 2003 Prime 2002 Prime 2005 RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Issuer YTD Issuance (in Millions) $3,355 $410 $48 $620 $1,425 Non- Conforming Alt-A Subprime Conventional Alt-A Credit Type Cumulative Issuance (in Billions) $24.0 $1.2 $0.4 $7.1 $1.0 Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales